                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 23, 1998

                               W. R. GRACE & CO.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                           1-13953                            65-0773649
------------------------            -----------------------       --------------------------------
(State of Incorporation)            (Commission File Number)      (IRS Employer Identification No.)

   1750 Clint Moore Road, Boca Raton, Florida                          33487
   ------------------------------------------                          ------
   (Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (561) 362-2000
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                               W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

FORWARD-LOOKING STATEMENTS

         This Form 8-K being filed by W. R. Grace & Co. ("Grace") contains "forward-looking statements." These statements are indicated by future tense verbs and words such as "anticipates." Forward-looking statements involve various risks and uncertainties, including those contained in the section entitled "Projections and Other Forward-Looking Information" in Grace's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and throughout Grace's Information Statement dated February 13, 1998. As a result, future results may differ materially from the expected results represented by the forward-looking statements contained in this Form 8-K.

ITEM 5.           OTHER EVENTS.

         On November 23, 1998, Grace issued a press release, a copy of which is filed as an exhibit hereto and is incorporated by reference herein.

         Grace's 1999 annual meeting of stockholders has been rescheduled from Monday, May 10, 1999 to Tuesday, May 11, 1999.

         Grace's By-laws require that stockholders give advance notice and furnish certain information to Grace in order to bring a matter of business before an annual meeting of stockholders or to nominate a person for election as a director. For the 1999 annual meeting of stockholders, now scheduled to be held on May 11, 1999, Grace must receive such notice and information by no later than March 12, 1999 (sixty days prior to the meeting) and no earlier than February 10, 1999 (ninety days prior to the meeting). Any such notice should be delivered to Grace's Secretary at Grace's principal executive offices.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  W. R. GRACE & CO.

Date:  December 3, 1998           By: /s/ David B. Siegel
                                     -------------------------
                                         David B. Siegel
                                         Senior Vice President, General Counsel
                                         and Secretary

                                 EXHIBIT INDEX

Exhibit No.                                       Description
----------                                       --------------
   99.1                         Grace's Press Release dated November 23, 1998